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EXHIBIT 32.2

SECTION 1350 CERTIFICATION

        In connection with the Annual Report on Form 10-K/A of Veritas DGC Inc. (the "Company") for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K/A"), I, Mark E. Baldwin, Chief Financial Officer of the Company, certify, pursuant to Section 1350 of Chapter 6 of Title 18 of the United States Code, that:

        1.     The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

        2.     The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 27, 2005
/s/ MARK E. BALDWIN Mark E. Baldwin Chief Financial Officer

        A signed original of this written statement required by Rule 13a-14(b) has been provided to Veritas DGC Inc. and will be retained by Veritas DGC Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.2
SECTION 1350 CERTIFICATION